Equitable ACCUMULATOR(R)
Combination variable and fixed deferred annuity
Enrollment Form under Group Annuity Contract No. AC6725 (Non-Qualified), No. AC6727 (Qualified) and Application for Individual Contract

MAILING INSTRUCTIONS:
EXPRESS MAIL: Equitable Accumulator
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014, Secaucus, NJ 07094

REGULAR MAIL: Equitable Accumulator
P.O. Box 13014, Newark, NJ 07188-0014

[GRAPHIC OMITTED]

AXA DISTRIBUTORS, LLC.
FOR ASSISTANCE CALL 888-517-9900

   MUST COMPLETE ALL SECTIONS AND OPTIONAL SECTIONS, IF ELECTED. PLEASE PRINT THROUGHOUT.

--------------------------------------------------------------------------------
1. Type of contract
----------------------
 [ ] Non-Qualified (NQ)
 [ ] Rollover IRA
 [ ] Flexible Premium IRA
 [ ] Roth Conversion IRA
 [ ] Flexible Premium Roth IRA
 [ ] Qualified Plan - Defined Contribution (DC)
 [ ] ERISA Tax-Sheltered Annuity (Rollover TSA)
 [ ] Non-ERISA Tax-Sheltered Annuity (Rollover TSA)

ALL OF THE ABOVE ARE SUBJECT TO STATE AVAILABILITY.

--------------------------------------------------------------------------------
2. Owner      PLEASE PRINT
-----------

 [ ] Individual                              [ ] Qualified Plan Trustee-DC
 [ ] Trustee (for an Individual)
 [ ] UGMA/UTMA*
 [ ] Custodian (IRA)
                                             [ ] Male           [ ] Female
--------------------------------------------------------------------------------
Name (First, Middle, Last)

--------------------------------------------------------------------------------
Address (Street)

--------------------------------------------------------------------------------
City                              State                           ZIP Code

--------------------------------------------------------------------------------
Home Phone                       Office Phone

--------------------------------------------------------------------------------
Social Security No./TIN          Date of Birth (M/D/Y)

* As a Custodian under the _______ (state) Uniform Gifts to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

See instructions for additional information.



--------------------------------------------------------------------------------
OPTIONAL 3. Joint owner  PLEASE PRINT
-------------------------

(NQ CERTIFICATES/CONTRACTS ONLY.)
                                      [ ] Male              [ ] Female

--------------------------------------------------------------------------------
Name (First, Middle, Last)

--------------------------------------------------------------------------------
Address (Street)

--------------------------------------------------------------------------------
City                               State                    ZIP Code

--------------------------------------------------------------------------------
Home Phone                         Office Phone

--------------------------------------------------------------------------------
Social Security No.                Date of Birth (M/D/Y)


--------------------------------------------------------------------------------
OPTIONAL 4. Successor owner   PLEASE PRINT
------------------------------
(NQ CERTIFICATES/CONTRACTS ONLY.) AVAILABLE ONLY IF OWNER AND ANNUITANT ARE DIFFERENT PERSONS.

                                      [ ] Male              [ ]  Female

--------------------------------------------------------------------------------
Name (First, Middle, Last)

--------------------------------------------------------------------------------
Address (Street)

--------------------------------------------------------------------------------
City                               State                    ZIP Code

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Social Security No.                Date of Birth (M/D/Y)


--------------------------------------------------------------------------------
5. Annuitant   PLEASE PRINT
--------------

If other than owner.                  [ ] Male              [ ]  Female

--------------------------------------------------------------------------------
Name (First, Middle, Last)

--------------------------------------------------------------------------------
Address (Street)

--------------------------------------------------------------------------------
City                               State                    ZIP Code

--------------------------------------------------------------------------------
Social Security No.                Date of Birth (M/D/Y)

--------------------------------------------------------------------------------
Relationship to Owner


--------------------------------------------------------------------------------
6. Beneficiary(ies)   PLEASE PRINT
---------------------

If more than one - indicate %. Total must equal 100%. If additional space is needed, please use Section 16.

PRIMARY

--------------------------------------------------------------------------------
Name (First, Middle, Last)

--------------------------------------------------------------------------------
Relationship to Annuitant                               %

--------------------------------------------------------------------------------
Name (First, Middle, Last)

--------------------------------------------------------------------------------
Relationship to Annuitant                               %


CONTINGENT

--------------------------------------------------------------------------------
Name (First, Middle, Last)

--------------------------------------------------------------------------------
Relationship to Annuitant                               %

--------------------------------------------------------------------------------
Name (First, Middle, Last)

--------------------------------------------------------------------------------
Relationship to Annuitant                               %

--------------------------------------------------------------------------------

2002 App 02                    E3796        The Equitable Life Assurance Society
                                                            of the United States
                         AXA DISTRIBUTORS, LLC.         New 4/1 Series (01/2002)

   MUST COMPLETE ALL SECTIONS AND OPTIONAL SECTIONS, IF ELECTED. PLEASE PRINT THROUGHOUT.
--------------------------------------------------------------------------------
 7.  Initial contribution           REFER TO INSTRUCTIONS FOR MINIMUM
---------------------------         AMOUNTS.

SPECIFY AMOUNT $_______________________

EXPECTED FIRST YEAR CONTRIBUTION* $______________________________

* NOTE: Amount entered determines crediting rate (See "Agreement" Section 17.)


--------------------------------------------------------------------------------
8. Method of payment              PLEASE REFER TO INSTRUCTIONS BEFORE
----------------------            COMPLETING.

NON-QUALIFIED:

[ ] Check payable to Equitable Life
[ ] Wire
[ ] 1035 Exchange

QUALIFIED PLAN:

[ ] Check payable to Equitable Life
[ ] Wire

ROLLOVER AND FLEXIBLE PREMIUM IRA:
[ ] Rollover from traditional IRA
[ ] Direct rollover from qualified plan or TSA
[ ] Direct transfer from other traditional IRA
[ ] Rollover from governmental EDC plan

    FLEXIBLE PREMIUM IRA ONLY:                     Tax year_________________
    [ ] Check payable to Equitable Life
    [ ] Wire

ROTH CONVERSION AND FLEXIBLE PREMIUM ROTH IRA:
[ ] Conversion rollover from traditional IRA
[ ] Direct transfer from other Roth IRA
[ ] Rollover from Roth IRA

    FLEXIBLE PREMIUM ROTH IRA ONLY:                Tax year_________________
    [ ] Check payable to Equitable Life
    [ ] Wire

ROLLOVER TSA:
[ ] Direct 90-24 transfer from another carrier
[ ] Rollover by check
[ ] Direct transfer from other carrier
[ ] Rollover from governmental EDC plan

--------------------------------------------------------------------------------
9. Guaranteed benefit election
-------------------------------

THE ELECTIONS MADE IN THIS SECTION CANNOT BE CHANGED AFTER THE CONTRACT HAS BEEN ISSUED. PLEASE REVIEW THE CHOICES IN A, B AND C BELOW CAREFULLY.

OPTIONAL A.  GUARANTEED MINIMUM DEATH BENEFIT (GMDB)
             [ ] Annual Ratchet to age 85; or
             [ ] 6% roll-up to age 85*; or
             [ ] Greater of 6% roll-up to age 85* or Annual Ratchet to age 85

OPTIONAL B.  LIVING BENEFIT RIDER
             [ ] 6% roll-up to age 85*; or
             [ ] Greater of 6% roll-up to age 85* or Annual Ratchet to age 85

OPTIONAL C.  PROTECTION PLUS DEATH BENEFIT RIDER**
             [ ] Yes, I wish to elect the Protection Plus Death Benefit Rider.

[ ] I DECLINE ALL OPTIONAL FEATURES OF THIS SECTION AND ACCEPT THE STANDARD
    GMDB, WHICH IS A RETURN OF PREMIUM LESS WITHDRAWAL.

See prospectus for additional information and details.

* Certain investment options will only provide a 3% roll-up to age 85. ** Subject to state and contract availability.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10. Suitability    PLEASE PRINT
----------------

A.  DID YOU RECEIVE THE EQUITABLE ACCUMULATOR PROSPECTUS? [ ] YES  [ ] NO

    DATE OF PROSPECTUS _________________________________________________________

    DATE OF ANY SUPPLEMENT(S) TO PROSPECTUS ____________________________________

    In the case of IRAs, Qualified Plans and TSAs that provide tax deferral under the Internal Revenue Code, by signing this enrollment form/application you acknowledge that you are buying the certificate/contract for its features and benefits other than tax deferral, as the tax deferral feature of the certificate/contract does not provide additional benefits.

B.  Do you believe this purchase transaction is in accordance with your
    investment objectives?                                      [ ] YES  [ ] NO

C.  Do you have any other existing life insurance or annuities? [ ] YES  [ ] NO

D.  Have you purchased another Equitable annuity contract in the last year?
                                                                [ ] YES  [ ] NO

    If Yes, provide the name of the Equitable product __________________________ and contract number ________________________________________________________

E. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the certificate/
    contract applied for will be issued?                        [ ] YES  [ ] NO

    If YES, complete the following:

--------------------------------------------------------------------------------
Year Issued                             Type of Plan

--------------------------------------------------------------------------------
Company                                 Certificate/Contract Number

F.  Are you applying for this certificate/contract in a state other than your
    state of residence?                                         [ ] YES  [ ] NO

    If YES, please provide reason:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2002 App 02                                                   Accumulator page 2
                                                        New 4/1 Series (01/2002)

   MUST COMPLETE ALL SECTIONS AND OPTIONAL SECTIONS, IF ELECTED. PLEASE PRINT THROUGHOUT.

--------------------------------------------------------------------------------
11. Allocation among investment options
----------------------------------------
CHOOSE A, B OR C. ALLOCATION AMOUNTS MUST BE IN WHOLE PERCENTAGES. PLEASE REFER TO ENROLLMENT FORM/APPLICATION INSTRUCTIONS BEFORE COMPLETING.
--------------------------------------------------------------------------------
A. [ ] IMMEDIATE SELF-DIRECTED ALLOCATION
   Allocate initial contribution between "(1) Fixed Maturity Options,"
   "(2) Guaranteed Interest Account," and "(3) Variable Investment Options." using the "Immediate Allocation to Investment Options" column.

--------------------------------------------------------------------------------
B. [ ] PRINCIPAL ASSURANCE:
   1. Under Principal Assurance, an amount is allocated to a fixed maturity option so that its maturity value will equal your initial contribution in the number of years below.

       [ ] 7 years     [ ] 8 years     [ ] 9 years     [ ] 10 years

   2. Allocate the remaining portion of your initial contribution to "(2) Guaranteed Interest Account" and "(3) Variable Investment Options" using the "Immediate Allocation to Investment Options" column.

--------------------------------------------------------------------------------
C.  DOLLAR COST AVERAGING (BOTH PROGRAMS SUBJECT TO STATE AVAILABILITY)
    CHOOSE EITHER SPECIAL DOLLAR COST AVERAGING OR GENERAL DOLLAR COST AVERAGING. YOU MAY NOT CHOOSE BOTH.

    [ ] SPECIAL DOLLAR COST AVERAGING

         CHOOSE TIME PERIOD: [ ] 3 months [ ] 6 months or [ ] 12 months
         SPECIFY INITIAL CONTRIBUTION AMOUNT TO BE ALLOCATED TO THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING:

         [ ] 100% OR $_________ ($2,000 minimum)

    If not allocating entire initial contribution to Special Dollar Cost Averaging, allocate the remaining portion according to the directions above in "A. Immediate Self-Directed Allocation." Use "Special Dollar Cost Averaging Allocation" column for amounts transferred under the Special Dollar Cost Averaging program.

    [ ] GENERAL DOLLAR COST AVERAGING

        You must have a minimum account value of $5,000 in the (CHOOSE ONE):
        [ ] EQ/Alliance Money Market Option; or the
        [ ] Guaranteed Interest Account.

    A.  TRANSFER AMOUNT (minimum of $250) $_________
        [ ] Per Month        [ ] Per Quarter       [ ] Per Year

    B.  VARIABLE INVESTMENT OPTIONS

        ________________________________________         $______________
        ________________________________________         $______________
        ________________________________________         $______________
        ________________________________________         $______________
                                           TOTAL         $______________

     Total amount must equal transfer amount in A above. If additional space is needed, please use Section 16.

--------------------------------------------------------------------------------
(1) FIXED MATURITY OPTIONS                                           IMMEDIATE
    (ONLY AVAILABLE IF THE RATE TO MATURITY IS MORE THAN 3%.)      ALLOCATION TO
             MATURITY DATE                                           INVESTMENT
             -------------                                            OPTIONS
                                                                      -------

(503) 1 year after initial contribution date ......................... ______%
(504) 2 years after initial contribution date ........................ ______%
(505) 3 years after initial contribution date ........................ ______%
(506) 4 years after initial contribution date ........................ ______%
(507) 5 years after initial contribution date ........................ ______%
(508) 6 years after initial contribution date ........................ ______%
(509) 7 years after initial contribution date ........................ ______%
(510) 8 years after initial contribution date ........................ ______%
(511) 9 years after initial contribution date ........................ ______%
(512) 10 years after initial contribution date ....................... ______%
                                               SUBTOTAL (1)            ______%

--------------------------------------------------------------------------------
(2) GUARANTEED INTEREST ACCOUNT ...................................... ______%
                                               SUBTOTAL (2)            ______%

-------------------------------------------------------------------------------
(3) VARIABLE INVESTMENT OPTIONS                 IMMEDIATE          SPECIAL
                                                ALLOCATION TO     DOLLAR COST
                                                INVESTMENT         AVERAGING
                                                 OPTIONS          ALLOCATION
-------------------------------------------------------------------------------
FIXED INCOME
      EQ/Alliance Money Market.................. _____%     (683)    _____%
      AXA Premier VIP Core Bond+................ _____%     (363)    _____%
      EQ/J.P. Morgan Core Bond.................. _____%     (694)    _____%
      EQ/Alliance Quality Bond.................. _____%     (476)    _____%
      EQ/Alliance High Yield.................... _____%     (679)    _____%
-------------------------------------------------------------------------------
BALANCED
      EQ/Balanced .............................. _____%     (872)    _____%
      EQ/Alliance Growth Investors ............. _____%     (474)    _____%
-------------------------------------------------------------------------------
DOMESTIC EQUITY LARGE COMPANY STOCKS VALUE
      AXA Premier VIP Large Cap Value+.......... _____%     (368)    _____%
      EQ/Putnam Growth & Income Value........... _____%     (684)    _____%
      EQ/Bernstein Diversified Value............ _____%     (692)    _____%
      EQ/Mercury Basic Value Equity............. _____%     (690)    _____%
      EQ/Alliance Growth and Income............. _____%     (473)    _____%
-------------------------------------------------------------------------------
DOMESTIC EQUITY LARGE COMPANY STOCKS VALUE GROWTH
      EQ/Equity 500 Index....................... _____%     (826)    _____%
      AXA Premier VIP Large Cap Core Equity+.... _____%     (366)    _____%
      EQ/MFS Investors Trust.................... _____%     (700)    _____%
      EQ/AXP New Dimensions .................... _____%     (477)    _____%
      EQ/MFS Research .......................... _____%     (687)    _____%
      EQ/Capital Guardian Research.............. _____%     (703)    _____%
      EQ/Capital Guardian U.S. Equity........... _____%     (704)    _____%
      EQ/Calvert Socially Responsible+.......... _____%     (074)    _____%
      EQ/Alliance Common Stock.................. _____%     (681)    _____%
-------------------------------------------------------------------------------
DOMESTIC EQUITY LARGE COMPANY STOCKS GROWTH
      AXA Premier VIP Large Cap Growth+......... _____%     (367)    _____%
      EQ/Putnam Investors Growth................ _____%     (685)    _____%
      EQ/Alliance Premier Growth................ _____%     (701)    _____%
      EQ/Evergreen Omega ....................... _____%     (698)    _____%
      EQ/Janus Large Cap Growth................. _____%     (818)    _____%
      EQ/Marsico Focus+........................  _____%     (075)    _____%
      EQ/Aggressive Stock......................  _____%     (682)    _____%
      EQ/MFS Emerging Growth Companies ........  _____%     (688)    _____%
      AXA Premier VIP Health Care+.............  _____%     (364)    _____%
      AXA Premier VIP Technology+..............  _____%     (371)    _____%
      EQ/Alliance Technology...................  _____%     (778)    _____%
-------------------------------------------------------------------------------
DOMESTIC EQUITY SMALL/MID COMPANY STOCKS
      EQ/FI Mid Cap............................  _____%     (817)    _____%
      EQ/AXP Strategy Aggressive...............  _____%     (478)    _____%
      EQ/FI Small/Mid Cap Value................  _____%     (816)    _____%
      AXA Premier VIP Small/Mid Cap Value+.....  _____%     (370)    _____%
      EQ/Small Company Index ..................  _____%     (696)    _____%
      EQ/Lazard Small Cap Value................  _____%     (693)    _____%
      AXA Premier VIP Small/Mid Cap Growth+....  _____%     (369)    _____%
      EQ/Alliance Small Cap Growth.............. _____%     (680)    _____%
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY
      EQ/Alliance Global....................... _____%      (472)    _____%
      EQ/International Equity Index............ _____%      (697)    _____%
      AXA Premier VIP International Equity+.... _____%      (365)    _____%
      EQ/Capital Guardian International........ _____%      (702)    _____%
      EQ/Alliance International................ _____%      (475)    _____%
      EQ/Putnam International Equity........... _____%      (686)    _____%
      EQ/Emerging Markets Equity............... _____%      (691)    _____%
------------------------------------------------------------------------------
                                   SUBTOTAL (3) _____%                 100%
                                                                      -----

FIXED MATURITY OPTIONS SUBTOTAL(1)..........(1) _____%
GUARANTEED INTEREST ACCOUNT SUBTOTAL(2).....(2) _____%
VARIABLE INVESTMENT OPTIONS SUBTOTAL(3).....(3) _____%
                                        TOTAL     100%
                                                -----

TOTAL OF ALL IMMEDIATE ALLOCATIONS TO INVESTMENT OPTIONS (SUBTOTAL(1) + SUBTOTAL
(2) + SUBTOTAL (3)) MUST EQUAL 100%. WHEN SPECIAL DOLLAR COST AVERAGING IS CHOSEN, SPECIAL DOLLAR COST AVERAGING COLUMN MUST EQUAL 100%.
+Subject to availability.

-------------------------------------------------------------------------------
2002 App 02                                                   Accumulator page 3
                                                        New 4/1 Series (01/2002)

 MUST COMPLETE ALL SECTIONS AND OPTIONAL SECTIONS, IF ELECTED. PLEASE PRINT THROUGHOUT.
--------------------------------------------------------------------------------
OPTIONAL 12. Systematic withdrawals
------------------------------------

(NQ and IRA certificates/contracts.) For IRA certificates/contracts, available only if you are age 59 1/2 to 70 1/2. Other withdrawal options are available for IRA and Rollover TSA certificates/contracts.

FREQUENCY: [ ] Monthly         [ ] Quarterly      [ ] Annually
           (Max 1.2% of        (Max 3.6% of       (Max 15% of
           Account Value)      Account Value)      Account Value)

START DATE*: ____________________ (Month, Day)

AMOUNT OF WITHDRAWAL: $__________ or _______________% (Minimum $250.00)

WITHHOLDING ELECTION INFORMATION (Please read application instructions.)

We will automatically withhold 10% Federal income tax unless otherwise instructed.

[ ] I do not want to have Federal income tax withheld.
    (U.S. residence address and Social Security No./TIN required)

* You must wait at least 28 days after your contract issue date before systematic withdrawals can begin. They cannot be made later than the 28th day of a month.

--------------------------------------------------------------------------------
OPTIONAL   13. Fund rebalancing
--------------------------------

THIS OPTION IS NOT AVAILABLE IF YOU HAVE ELECTED EITHER OF THE DOLLAR COST AVERAGING PROGRAMS.

Your account value in the variable investment options will be rebalanced quarterly, semi-annually, or annually on a contract year basis according to the percentages indicated in Section 11. Rebalancing will be on the same day of the month as the contract date.

SELECT REBALANCING FREQUENCY: (Choose one)
[ ] Quarterly   [ ] Semi-Annually   [ ] Annually

ANY CHANGES TO THIS PROGRAM MUST BE MADE IN WRITING. ADDITIONAL VARIABLE INVESTMENT OPTION TRANSFERS YOU MAY MAKE WILL NOT MODIFY OR CANCEL THIS PROGRAM.

See instructions for additional information.

--------------------------------------------------------------------------------
OPTIONAL  14. Automatic investment program
-------------------------------------------
(NQ, Flexible Premium IRA and Flexible Premium Roth IRA certificates/contracts.)

YOU MUST ATTACH A VOID CHECK (not a deposit slip) and complete the following information. See instructions for additional information.

A. Amount to be allocated to the investment options (as indicated in section 11 "A", unless otherwise specified in Section 16 "Special instructions").
   $_______________     [ ] Monthly   [ ] Quarterly

B. Day of the month: ________________ (no later than the 28th)

C. The amount indicated above will be deducted from the following bank/financial institution account (check one)
   [ ] Bank Checking [ ] Bank Money Market [ ] Credit Union Checking

--------------------------------------------------------------------------------
Account Name

--------------------------------------------------------------------------------
Account Number

--------------------------------------------------------------------------------
Routing Number

--------------------------------------------------------------------------------
Name of Bank/Financial Institution

--------------------------------------------------------------------------------
Bank/Financial Institution Address (Street)

--------------------------------------------------------------------------------
City                                State                           ZIP Code


--------------------------------------------------------------------------------
OPTIONAL  15. Broker transfer authorization
---------------------------------------------

"I designate ___________ to act as my agent in giving transfer instructions by telephone or electronically, and I authorize Equitable Life to act on such instructions. I understand that Equitable Life (i) may rely in good faith on the stated identity of a person placing such instructions, and (ii) will have no liability for any claim, loss, liability or expense that may arise in connection with such instructions. Equitable Life will continue to act upon this authorization until such time as it receives my written notification of a change at its processing office. Equitable Life may (i) change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice, and (ii) block telephone or electronic or overnight mail transfers that it determines are being used for market timing activities."

--------------------------------------------------------------------------------
16. Special instructions        PLEASE PRINT
--------------------------

ATTACH A SEPARATE SHEET IF ADDITIONAL SPACE IS NEEDED.


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2002 App 02                                                   Accumulator page 4
                                                        New 4/1 Series (01/2002)

   MUST COMPLETE ALL SECTIONS AND OPTIONAL SECTIONS, IF ELECTED. PLEASE PRINT THROUGHOUT.
--------------------------------------------------------------------------------
17. Agreement
------------------

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no registered representative has the authority to make or modify any certificate/contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the account value attributable to allocations to the variable investment options and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that my market adjusted amount may increase or decrease in accordance with a market value adjustment until the expiration date. IF I HAVE ELECTED THE LIVING BENEFIT RIDER, I UNDERSTAND THAT (1) THE INTEREST RATE USED FOR THE LIVING BENEFIT RIDER DOES NOT REPRESENT A GUARANTEE OF MY ACCOUNT VALUE OR CASH VALUE, AND (2) IF I SUBSEQUENTLY EXERCISE THE LIVING BENEFIT RIDER GUARANTEED MINIMUM INCOME BENEFIT, IT MUST BE IN THE FORM OF A LIFETIME INCOME. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change made to the benefits applied for, or to the age at issue, must be agreed to in writing on an amendment. I understand that Credits will be allocated to my Account Value based on the Expected First Year Contribution Amount and that, if actual first year total Contributions are less than the amount needed to qualify for such Credits, any excess Credits will be deducted from my Account Value.

ARKANSAS/KENTUCKY/NEW MEXICO: Any person who knowingly and with intent to defraud any insurance company or other person files an enrollment form/ application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a contract owner or claimant for the purpose of defrauding or attempting to defraud the contract owner or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA: Any person who knowingly and with intent to injure, defraud or deceive an insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree. Equitable Life is a subsidiary of AXA Financial, Inc. AXA is the sole share-holder of AXA Financial, Inc. Neither AXA Financial, Inc. nor AXA has any responsibility for the insurance obligations of Equitable Life.

DISTRICT OF COLUMBIA/LOUISIANA/MAINE/TENNESSEE: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or a denial of insurance benefits.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an enrollment form/application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

ALL OTHER STATES: Any person who knowingly and with intent to defraud any insurance company files an enrollment form/application or statement of claim containing any materially false, misleading or incomplete information is guilty of a crime which may be punishable under state or Federal law.

X
--------------------------------------------------------------------------------
Proposed Annuitant's Signature    Signed at: City, State                    Date

X
--------------------------------------------------------------------------------
Proposed Owner's Signature        Signed at: City, State                    Date
(if other than annuitant)

X
--------------------------------------------------------------------------------
Proposed Joint Owner's Signature   Signed at: City, State                   Date
(if other than annuitant)


--------------------------------------------------------------------------------
Registered representative section        MANDATORY
-----------------------------------

DO YOU HAVE REASON TO BELIEVE THAT ANY EXISTING LIFE INSURANCE OR ANNUITY HAS BEEN OR WILL BE SURRENDERED, WITHDRAWN FROM, LOANED AGAINST, CHANGED OR OTHERWISE REDUCED IN VALUE, OR REPLACED IN CONNECTION WITH THIS TRANSACTION, ASSUMING THE CERTIFICATE/CONTRACT APPLIED FOR WILL BE ISSUED ON THE LIFE OF THE
ANNUITANT?                  [ ] YES        [ ] NO

--------------------------------------------------------------------------------

X
------------------------------------------------------------------------------------------------------------------------------------
Registered Representative Signature     Print Name & No. of Registered Representative    Rep. Phone No.


-----------------------------------------------------------------------------------------------------------------------------------
Broker-Dealer/Branch                    Client Account No.                              Registered Representative Soc. Sec. No./TIN

                                                                                        --------------------------------------------
                                                                                        E-Mail Address
X
-----------------------------------------------------------------------------------------------------------------------------------
Registered Representative Signature    Print Name & No. of Registered Representative    Rep. Phone No.


-----------------------------------------------------------------------------------------------------------------------------------
Broker-Dealer/Branch                    Client Account No.                              Registered Representative Soc. Sec. No./TIN


__________________________________________________                                      --------------------------------------------
Florida License ID#                                                                     E-Mail Address

------------------------------------------------------------------------------------------------------------------------------------

FOR REGISTERED REPRESENTATIVE USE ONLY. Contact your home office for program information.

[ ] Option I   [ ] Option II  [ ] Option III (Once selected, program cannot be changed.)

--------------------------------------------------------------------------------
2002 App 02                                                   Accumulator page 5
                                                        New 4/1 Series (01/2002)